Exhibit 99.1
December 14, 2007
Securities and Exchange Commission
460 Fifth Street N.W.
Washington, DC 20549
Re: Home Solutions of America, Inc.
Commission File Number: 001-31711
Dear Sirs:
We have received a copy of, and are in agreement with, the statements being made by Home Solutions of America, Inc. in Item 4.02 of its Form 8-K dated December 14, 2007 and captioned “Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.”
Sincerely,
KMJ Corbin & Company LLP